EXHIBIT A

                HEALTH AND NUTRITION SYSTEMS INTERNATIONAL, INC.

                                IRREVOCABLE PROXY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that TONY D'AMATO, a shareholder of HEALTH AND NUTRITION SYSTEMS INTERNATIONAL, INC. (the "Corporation"), holding the number of shares of stock of the Corporation listed below, does hereby appoint CHRISTOPHER TISI, or his successor in interest, as provided in that certain Shareholders' Agreement dated as of July 13, 2000 between Tony D' Amato, Christopher Tisi and the Corporation (the "Agreement"), with full power of substitution, the true and lawful attorney and proxy of the undersigned for an in his name, place and stead to attend all meetings of the shareholders of the Corporation, and to vote or to give his consent in respect to any and all shares of the capital stock of the Corporation at the time standing in his name, at any and all meetings of the shareholders or any adjournment, or to express the consent or dissent of the undersigned without a meeting in respect to any matters submitted for a vote or consent of the shareholders of the Corporation. The undersigned hereby affirms that this proxy is coupled with an interest and is irrevocable, and the undersigned hereby ratifies and confirms all that the proxy may lawfully do or cause to be done by virtue hereof. The proxy granted herein shall be subject to the terms and conditions of the Agreement.

         IN WITNESS WHEREOF, the undersigned has set his hand this 13th day of July, 2000.

                                           /s/Tony D'Amato
                                           -----------------------------------
                                           Tony D'Amato

                                           600,000
                                           ----------------------------------
                                           No. of Shares

STATE OF FLORIDA                            )
                                            )ss.:
COUNTY OF                                   )
          ----------------------------------

         The foregoing instrument was acknowledged before me this 13th day of July, 2000 by TONY D'AMATO.

                                  /s/Melanie Sue Murphy
                                  ---------------------------
                                  NOTARY PUBLIC

NOTARY SEAL                       My Commission Expires:     05/07/2001
                                                           ---------------------

                                                                     EXHIBIT 2

                HEALTH AND NUTRITION SYSTEMS INTERNATIONAL, INC.

                                IRREVOCABLE PROXY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that TONY D'AMATO, a shareholder of HEALTH AND NUTRITION SYSTEMS INTERNATIONAL, INC. (the "Corporation"), holding the number of shares of stock of the Corporation listed below, does hereby appoint CHRISTOPHER TISI, or his successor in interest, as provided in that certain Shareholders' Agreement dated as of July 13, 2000 between Tony D' Amato, Christopher Tisi and the Corporation (the "Agreement"), with full power of substitution, the true and lawful attorney and proxy of the undersigned for an in his name, place and stead to attend all meetings of the shareholders of the Corporation, and to vote or to give his consent in respect to any and all shares of the capital stock of the Corporation at the time standing in his name, at any and all meetings of the shareholders or any adjournment, or to express the consent or dissent of the undersigned without a meeting in respect to any matters submitted for a vote or consent of the shareholders of the Corporation. The undersigned hereby affirms that this proxy is coupled with an interest and is irrevocable, and the undersigned hereby ratifies and confirms all that the proxy may lawfully do or cause to be done by virtue hereof. The proxy granted herein shall be subject to the terms and conditions of the Agreement.

         IN WITNESS WHEREOF, the undersigned has set his hand this 13th day of July, 2000.

                                           /s/Tony D'Amato
                                           -----------------------------------
                                           Tony D'Amato

                                           600,000
                                           ----------------------------------

                                           No. of Shares

STATE OF FLORIDA                            )
                                            )ss.:
COUNTY OF                                   )
          ----------------------------------

         The foregoing instrument was acknowledged before me this 13th day of July, 2000 by TONY D'AMATO.

                                  /s/Melanie Sue Murphy
                                  --------------------------------------------
                                  NOTARY PUBLIC

NOTARY SEAL                       My Commission Expires:     05/07/2001
                                                         ---------------------